EXHIBIT 99.1

CIRCOR Reports Fourth-Quarter and Year-End 2017 Financial Results

Burlington, MA - February 28, 2018 - CIRCOR International, Inc. (NYSE: CIR), a leading provider of flow control solutions and other highly engineered products for the Energy, Aerospace & Defense and Industrial markets, today announced financial results for the fourth quarter and full year ended December 31, 2017.

•	Q4 Orders of $217 million; up 32% organically

•	Q4 Revenue of $206 million, up 4% organically

•	Q4 GAAP loss per share of $(0.32)

•	Q4 Adjusted EPS of $0.57

•	Acquisition of Colfax Fluid Handling complete; integration underway

•	Company suspends quarterly dividend to prioritize debt reduction

“We capped a solid year in 2017 with strong orders growth, and improving revenue and earnings,” said Scott Buckhout, President and Chief Executive Officer. “Energy segment orders increased 37% organically in the fourth quarter, led by our Distributed Valves and Refinery Valves business units. In Advanced Flow Solutions, robust Aerospace demand contributed to a 25% increase in organic orders in the segment.”

The Fluid Handling business, which was acquired from Colfax Corporation on December 11, 2017, also contributed favorably to the results, generating $36.5 million in sales and $5.5 million in segment operating income.

“Since completing the Fluid Handling acquisition in December, we’ve put a full-time, global integration team in place and started executing our plan to reduce combined costs, consolidate systems and processes, and drive growth synergies,” Buckhout said. “We begin 2018 well positioned to capitalize on the growth opportunities in a diversified range of favorable end markets.

“Going forward, we will continue to focus on creating long-term value for our shareholders by investing in growth, executing a seamless integration of Fluid Handling, and reducing our leverage,” concluded Buckhout.

U.S. Tax Reform
The Tax Cuts & Jobs Act did not have a significant impact on the fourth-quarter 2017 results given the Company’s net deferred tax position. Additional analysis regarding the realization of foreign tax credit carryover is in process and will be completed mid-2018.

Dividends
As part of its capital deployment strategy, the Company has suspended its quarterly cash dividend of $0.0375 per share, beginning in the first quarter of 2018. Suspension of this nominal dividend on common stock will allow the Company to redirect the funds to repay debt.

First-Quarter 2018 Guidance
The Company will provide guidance for the first quarter of 2018 during the conference call later today.

1.
Consolidated and Segment Results for Q4 2017 exclude special and restructuring charges and non-cash acquisition-related intangible and inventory step-up amortization, totaling $23.7 million (pre-tax). This net charge includes (i) $9.2 million charge for non-cash acquisition-related intangible amortization expense, including the amortization of a step-up in fair value of inventories; (ii) $8.9 million in transaction fees associated with the acquisition of the Colfax Fluid Handling business; (iii) $2.4 million for settlement of a legal matter; (iv) $1.8 million write-off for deferred financing fees associated with the prior debt agreement; and (v) $1.4 million related to previously announced restructuring actions. Consolidated and Segment Results for Q4 2016 exclude special and restructuring charges, totaling $14.4 million. These charges include (i)$5.6 million for non-cash acquisition-related intangible amortization expense, including the amortization of a step-up in fair value of inventories; (ii) $4.5 million related to a non-cash charge associated with a lump sum distribution paid to terminated and vested participants in CIRCOR’s pension plan; (iii) $2.3 million related to the exit of the California machine shop and the Brazil facility, as well as the suspension of manufacturing operations in China; (iv) $1.0 million related to other restructuring programs across the Energy Segment; and (v) $1.0 million related to professional fees incurred for completed acquisitions.

2.	Free Cash Flow is a non-GAAP financial measure and is calculated by subtracting GAAP capital expenditures, net of proceeds from asset sales, from GAAP Operating Cash Flow.

3.	Fluid Handling results reflect the period from December 11, 2017 to December 31, 2017. Prior period comparisons are not meaningful.

Conference Call Information
CIRCOR International will hold a conference call to review its financial results today, February 28, 2018, at 9:00 a.m. ET. To listen to the conference call and view the accompanying presentation slides, visit “Webcasts & Presentations” in the “Investors” portion of the CIRCOR website. The call also can be accessed by dialing (877) 407-5790 or (201) 689-8328. The webcast will be archived for one year on the Company’s website.

Use of Non-GAAP Financial Measures
Adjusted operating income, Adjusted operating margin, Adjusted net income, Adjusted earnings per share (diluted), EBITDA, Adjusted EBITDA, net debt and free cash flow are non-GAAP financial measures. These non-GAAP financial measures are used by management in our financial and operating decision making because we believe they better reflect our ongoing business and allow for meaningful period-to-period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company’s current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company’s current financial results with the Company’s past financial results in a consistent manner. For example:

•
We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs.

•
We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed-asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs.

•
We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.

•
We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements.

CIRCOR’s management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company’s operating performance and comparing such performance to that of prior periods and to the performance of our competitors. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process, including for compensation purposes.

Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this news release.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this press release that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR's future performance, including the realization of cost reductions from restructuring activities. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. Important factors that could cause actual results to vary from expectations include, but are not limited to: our ability to respond to competitive developments and to grow our business, both domestically and internationally; changes in the cost, quality or supply of raw materials; our ability to comply with our debt obligations; our ability to successfully implement our acquisition, divesture or restructuring strategies, including our integration of the recently acquired Fluid Handling business; changes in industry standards or government regulations, both in the United States and internationally; and our ability to operate our manufacturing facilities at current or higher levels and respond to increases in manufacturing costs. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

About CIRCOR International, Inc.
CIRCOR International, Inc. designs, manufactures and markets differentiated flow control products and sub-systems for Energy, Aerospace & Defense and Industrial customers. The Company has a diversified product portfolio of recognized, market-leading brands that fulfill its customers’ mission critical needs. The Company’s strategy is to grow organically and through complementary acquisitions; simplify CIRCOR’s operations; achieve world class operational excellence; and attract and retain top talent. For more information, visit the Company’s investor relations website at http://investors.circor.com.

Contact:
Rajeev Bhalla
Executive Vice President & Chief Financial Officer
CIRCOR International (781) 270-1200

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF (LOSS) INCOME (in thousands, except per share data) UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Net revenues	$205,578	$158,236	$661,710	$590,259
Cost of revenues	146,362	109,139	460,890	407,144
GROSS PROFIT	59,216	49,097	200,820	183,115
Selling, general and administrative expenses	49,776	44,528	166,201	154,818
Impairment charges	—	—	—	208
Special and restructuring charges, net	14,495	8,006	14,051	17,171
OPERATING (LOSS) / INCOME	(5,055)	(3,437)	20,568	10,918
Other expense (income):
Interest expense, net	4,479	1,468	10,777	3,310
Other expense (income), net	1,655	(1,157)	3,678	(2,072)
TOTAL OTHER EXPENSE, NET	6,134	311	14,455	1,238
(LOSS) / INCOME BEFORE INCOME TAXES	(11,189)	(3,748)	6,113	9,680
(Benefit from) Provision for income taxes	(5,619)	(1,746)	(5,676)	(421)
NET (LOSS) / INCOME	$(5,570)	$(2,002)	$11,789	$10,101
(Loss) Earnings per common share:
Basic	$(0.32)	$(0.12)	$0.71	$0.62
Diluted	$(0.32)	$(0.12)	$0.70	$0.61
Weighted average number of common shares outstanding:
Basic	17,233	16,439	16,674	16,418
Diluted	17,233	16,439	16,849	16,536
Dividends declared per common share	$0.0375	$0.0375	$0.1500	$0.1500

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) UNAUDITED

	Twelve Months Ended
OPERATING ACTIVITIES	December 31, 2017	December 31, 2016
Net income	$11,789	$10,101
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	15,290	13,304
Amortization	14,747	12,316
Provision for bad debt expense	810	2,330
Loss on write down of inventory	7,337	9,297
Compensation expense of share-based plans	3,807	5,545
Debt extinguishment	1,810	—
Change in fair value of contingent consideration	(12,200)	—
Interest amortization	759	—
Tax effect of share-based plan compensation	—	145
Pension settlement charge	—	4,457
Deferred income tax expense	(7,908)	(10,737)
Loss on sale of property, plant and equipment	360	3,708
Impairment charges	—	208
Loss on sale of business	5,300	—
Changes in operating assets and liabilities, net of effects of acquisition and disposition:
Trade accounts receivable	(5,734)	18,536
Inventories	(19,494)	36,092
Prepaid expenses and other assets	(8,578)	2,454
Accounts payable, accrued expenses and other liabilities	1,542	(48,357)
Net cash provided by operating activities	9,637	59,399
INVESTING ACTIVITIES
Purchases of property, plant and equipment	(14,541)	(14,692)
Proceeds from the sale of property, plant and equipment	934	1,700
Business acquisition and working capital adjustment	(488,517)	(197,489)
Net cash used in investing activities	(502,124)	(210,481)
FINANCING ACTIVITIES
Proceeds from long-term debt	1,090,883	323,200
Payments of long-term debt	(523,183)	(162,540)
Debt issuance costs	(30,366)	—
Dividends paid	(2,506)	(2,497)
Proceeds from the exercise of stock options	740	246
Tax effect of share-based plan compensation	—	(145)
Purchase of common stock	—	500
Net cash provided by financing activities	535,568	158,764
Effect of exchange rate changes on cash and cash equivalents	8,996	(3,944)
INCREASE IN CASH AND CASH EQUIVALENTS	52,077	3,738
Cash and cash equivalents at beginning of period	58,279	54,541
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$110,356	$58,279

CIRCOR INTERNATIONAL, INC. CONSOLIDATED BALANCE SHEETS (in thousands) UNAUDITED

	December 31, 2017	December 31, 2016
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$110,356	$58,279
Trade accounts receivable, less allowance for doubtful accounts of $4,791 and $5,056, respectively	223,922	133,046
Inventories	244,896	149,584
Prepaid expenses and other current assets	59,219	29,557
Total Current Assets	638,393	370,466
PROPERTY, PLANT AND EQUIPMENT, NET	217,539	99,713
OTHER ASSETS:
Goodwill	505,762	206,659
Intangibles, net	513,364	135,778
Deferred income taxes	22,334	4,824
Other assets	9,407	3,317
TOTAL ASSETS	$1,906,799	$820,757
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$117,329	$46,767
Accrued expenses and other current liabilities	170,454	50,707
Accrued compensation and benefits	34,734	20,249
Total Current Liabilities	322,517	117,723
LONG-TERM DEBT	787,343	251,200
DEFERRED INCOME TAXES	26,122	13,657
PENSION LIABILITY, NET	150,719	13,131
OTHER NON-CURRENT LIABILITIES	18,124	20,635
SHAREHOLDERS’ EQUITY:
Preferred stock, $0.01 par value; 1,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock	212	178
Additional paid-in capital	438,721	289,423
Retained earnings	274,243	265,543
Common treasury stock, at cost	(74,472)	(74,472)
Accumulated other comprehensive loss, net of tax	(36,730)	(76,262)
Total Shareholders’ Equity	601,974	404,410
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,906,799	$820,756

CIRCOR INTERNATIONAL, INC. SUMMARY OF ORDERS AND BACKLOG (in millions) UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
ORDERS (1)
Energy	$118.7	$85.2	$389.4	$270.5
Advanced Flow Solutions	73.5	57.1	287.9	255.2
Fluid Handling	24.3	—	24.3	—
Total orders	$216.5	$142.3	$701.6	$525.7

BACKLOG (2)	December 31, 2017	December 31, 2016
Energy	$170.8	$123.1
Advanced Flow Solutions	133.3	119.3
Fluid Handling	196.3	—
Total backlog	$500.4	$242.4

Note 1: Orders do not include the foreign exchange impact due to the re-measurement of customer order backlog amounts denominated in foreign currencies. Fluid Handling orders are for the period December 11, 2017 to December 31, 2017.

Note 2: Backlog includes unshipped customer orders for which revenue has not been recognized, including backlog associated with acquisitions.

CIRCOR INTERNATIONAL, INC. SEGMENT INFORMATION (in thousands, except percentages) UNAUDITED

	2016					2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
NET REVENUES
Energy	$83,409	$80,736	$68,901	$89,000	$322,046	$80,135	$82,586	$92,613	$92,244	$347,578
Advanced Flow Solutions	67,389	65,656	65,932	69,236	268,213	65,073	68,645	67,080	$76,839	277,637
Fluid Handling	—	—	—	—	—	—	—	—	36,495	36,495
Total	$150,798	$146,392	$134,833	$158,236	$590,259	$145,208	$151,231	$159,693	$205,578	$661,710

SEGMENT OPERATING INCOME
Energy	$9,296	$9,293	$6,755	$9,276	$34,619	$6,864	$8,858	$7,397	$7,629	$30,748
Advanced Flow Solutions	8,452	8,064	8,008	8,939	33,463	7,711	8,587	9,548	11,384	37,230
Fluid Handling	—	—	—	—	—	—	—	—	5,460	5,460
Corporate expenses	(6,488)	(5,431)	(6,522)	(7,231)	(25,672)	(5,479)	(5,396)	(5,067)	(5,802)	(21,744)
Adjusted Operating Income	$11,260	$11,926	$8,240	$10,984	$42,410	$9,096	$12,049	$11,878	$18,671	$51,694

SEGMENT OPERATING MARGIN %
Energy	11.1%	11.5%	9.8%	10.4%	10.7%	8.6%	10.7%	8.0%	8.3%	8.8%
Advanced Flow Solutions	12.5%	12.3%	12.1%	12.9%	12.5%	11.8%	12.5%	14.2%	14.8%	13.4%
Fluid Handling	—%	—%	—%	—%	—%	—%	—%	—%	15.0%	15.0%
Adjusted Operating Margin	7.5%	8.1%	6.1%	6.9%	7.2%	6.3%	8.0%	7.4%	9.1%	7.8%

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2016					2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$7,654	$10,100	$21,196	$20,449	$59,399	$16,195	$2,667	$(16,854)	$7,629	$9,637
LESS:
Capital expenditures, net of sale proceeds	3,934	1,926	3,730	3,402	12,992	2,811	2,375	2,318	6,103	13,607
FREE CASH FLOW	$3,720	$8,174	$17,466	$17,047	$46,407	$13,384	$292	$(19,172)	$1,526	$(3,970)
TOTAL DEBT	$97,800	$97,600	$92,400	$251,200	$251,200	$243,000	$252,856	$269,026	$795,208	$795,208
LESS:
Cash & cash equivalents	66,580	72,970	84,929	58,279	58,279	65,656	77,272	75,627	110,356	110,356
NET DEBT	$31,220	$24,630	$7,471	$192,921	$192,921	$177,344	$175,584	$193,399	$684,852	$684,852
TOTAL SHAREHOLDERS' EQUITY	$414,107	$411,367	$416,598	$404,410	$404,410	$415,537	$438,097	$451,885	$601,974	$601,974

TOTAL DEBT AS % OF EQUITY	24%	24%	22%	62%	62%	58%	58%	60%	132%	132%
NET DEBT AS % OF EQUITY	8%	6%	2%	48%	48%	43%	40%	43%	114%	114%

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except per share data) UNAUDITED

	2016					2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
NET INCOME (LOSS)	$3,872	$3,813	$4,418	$(2,002)	$10,101	$4,773	$8,970	$3,617	$(5,571)	$11,789
LESS:
Restructuring related inventory charges	1,958	75	—	813	2,846	—	—	—	—	—
Amortization of inventory step-up	—	—	—	1,366	1,366	—	—	—	4,300	4,300
Impairment charges	—	—	208	—	208	—	—	—	—	—
Restructuring charges, net	1,163	3,259	2,252	2,301	8,975	1,458	3,566	341	697	6,062
Acquisition amortization	1,868	1,911	1,888	4,234	9,901	2,552	2,599	2,694	4,697	12,542
Acquisition depreciation	—	—	—	—	—	—	—	—	233	233
Special charges (recoveries), net	776	1,334	379	5,707	8,196	(2,268)	(5,520)	1,978	13,799	7,989
Income tax impact	(954)	(1,611)	(1,519)	(4,487)	(8,571)	(1,137)	(3,124)	(1,497)	(8,279)	(14,037)
ADJUSTED NET INCOME	$8,683	$8,781	$7,626	$7,932	$33,022	$5,378	$6,491	$7,133	$9,876	$28,878

EARNINGS (LOSS) PER COMMON SHARE (Diluted)	$0.23	$0.23	$0.27	$(0.12)	$0.61	$0.29	$0.54	$0.22	$(0.32)	$0.70
LESS:
Restructuring related inventory charges	0.12	—	—	0.05	0.17	—	—	—	—	—
Amortization of inventory step-up	—	—	—	0.08	0.08	—	—	—	0.25	0.26
Impairment charges	—	—	0.01	—	0.01	—	—	—	—	—
Restructuring charges, net	0.07	0.20	0.14	0.14	0.54	0.09	0.21	0.02	0.04	0.36
Acquisition amortization	0.11	0.12	0.11	0.26	0.60	0.15	0.16	0.16	0.27	0.74
Acquisition depreciation	—	—	—	—	—	—	—	—	0.01	0.01
Special charges (recoveries), net	0.05	0.08	0.02	0.35	0.50	(0.14)	(0.33)	0.12	0.80	0.47
Income tax impact	(0.06)	(0.10)	(0.09)	(0.27)	(0.52)	(0.07)	(0.19)	(0.09)	(0.48)	(0.83)
ADJUSTED EARNINGS PER SHARE (Diluted)	$0.52	$0.53	$0.46	$0.48	$1.99	$0.32	$0.39	$0.43	$0.57	$1.71

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands) UNAUDITED

	2016					2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
NET INCOME (LOSS)	$3,872	$3,813	$4,418	$(2,002)	$10,101	$4,773	$8,970	$3,617	$(5,571)	$11,789
LESS:
Interest expense, net	(631)	(605)	(605)	(1,468)	(3,310)	(1,669)	(2,184)	(2,445)	(4,479)	(10,777)
Depreciation	(3,263)	(3,213)	(3,138)	(3,690)	(13,304)	(3,798)	(3,547)	(3,544)	(4,401)	(15,290)
Amortization	(2,529)	(2,569)	(2,488)	(4,730)	(12,316)	(3,092)	(3,124)	(3,275)	(5,256)	(14,747)
(Provision for) benefit from income taxes	(1,520)	(1,478)	1,673	1,746	421	(687)	724	21	5,618	5,676
EBITDA	$11,815	$11,678	$8,976	$6,140	$38,610	$14,019	$17,101	$12,860	$2,947	$46,927
LESS:
Restructuring related inventory charges	(1,958)	(75)	—	(813)	(2,846)	—	—	—	—	—
Amortization of inventory step-up	—	—	—	(1,366)	(1,366)	—	—	—	(4,300)	(4,300)
Impairment charges	—	—	(208)	—	(208)	—	—	—	—	—
Restructuring charges, net	(1,163)	(3,259)	(2,252)	(2,301)	(8,975)	(1,458)	(3,566)	(341)	(697)	(6,062)
Special (charges) recoveries, net	(776)	(1,334)	(379)	(5,707)	(8,196)	2,268	5,520	(1,978)	(13,799)	(7,989)
ADJUSTED EBITDA	$15,712	$16,346	$11,815	$16,327	$60,201	$13,209	$15,147	$15,179	$21,743	$65,278

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2016					2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
GAAP OPERATING INCOME (LOSS)	$5,495	$5,347	$3,513	$(3,437)	$10,918	$7,354	$11,404	$6,864	$(5,054)	$20,568
LESS:
Restructuring related inventory charges	1,958	75	—	813	2,846	—	—	—	—	—
Amortization of inventory step-up	—	—	—	1,366	1,366	—	—	—	4,300	4,300
Impairment charges	—	—	208	—	208	—	—	—	—	—
Restructuring charges, net	1,163	3,259	2,252	2,301	8,975	1,458	3,566	341	697	6,062
Acquisition amortization	1,868	1,911	1,888	4,234	9,901	2,552	2,599	2,694	4,697	12,542
Acquisition depreciation	—	—	—	—	—	—	—	—	233	233
Special charges (recoveries), net	776	1,334	379	5,707	8,196	(2,268)	(5,520)	1,978	13,799	7,989
ADJUSTED OPERATING INCOME	$11,260	$11,926	$8,240	$10,984	$42,410	$9,096	$12,049	$11,877	$18,672	$51,694

GAAP OPERATING MARGIN	3.6%	3.7%	2.6%	(2.2)%	1.8%	5.1%	7.5%	4.3%	(2.5)%	3.1%
LESS:
Restructuring related inventory charges	1.3%	0.1%	—%	0.5%	0.5%	—%	—%	—%	—%	—%
Amortization of inventory step-up	—%	—%	—%	0.9%	0.2%	—%	—%	—%	2.1%	0.6%
Impairment charges	—%	—%	0.2%	—%	—%	—%	—%	—%	—%	—%
Restructuring charges, net	0.8%	2.2%	1.7%	1.5%	1.5%	1.0%	2.4%	0.2%	0.3%	0.9%
Acquisition amortization	1.2%	1.3%	1.4%	2.7%	1.7%	1.8%	1.7%	1.7%	2.3%	1.9%
Acquisition depreciation	—%	—%	—%	—%	—%	—%	—%	—%	0.1%	—%
Special charges (recoveries), net	0.5%	0.9%	0.3%	3.6%	1.4%	(1.6)%	(3.7)%	1.2%	6.7%	1.2%
ADJUSTED OPERATING MARGIN	7.5%	8.1%	6.1%	6.9%	7.2%	6.3%	8.0%	7.4%	9.1%	7.8%